UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 2, 2013

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Wacker Drive, 48th Floor, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 252-7500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2013, the Registrant’s Board of Directors approved a resolution making Todd S. Schuster, co-Chief Executive Officer of the Registrant, also President of the Registrant effective December 31, 2013.  Mr. Schuster, 53, has served as co-Chief Executive Officer of the Registrant since June 2013.  The biography for Mr. Schuster is included under Item 5.02 of the Registrant’s Current Report on Form 8-K filed on May 15, 2013 and is incorporated herein by reference.  Also on December 2, 2013, Bruce R. Cohen resigned from his position as President and Chief Operating Officer effective December 31, 2013 in order to focus on other Ares matters.  Mr. Cohen remains a Senior Partner of the Ares Management Real Estate Group.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       December 5, 2013

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Timothy B. Smith
Name:	Timothy B. Smith
Title:	Vice President